UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2005

KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 19, 2005, Kinder Morgan Energy Partners, L.P. issued a press release, a copy of  which is attached to this Current Report as Exhibit 99.1 and which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits.

99.1

Press release of Kinder Morgan Energy Partners, L.P. dated December 19, 2005.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

By: Kinder Morgan G.P., Inc.,

its General Partner

By: Kinder Morgan Management, LLC,

its Delegate

Dated:  December 19, 2005

By: /s/ Joseph Listengart

Joseph Listengart

Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Kinder Morgan Energy Partners, L.P. dated December 19, 2005.